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                                                                    Exhibit 10.2

                               NOVARTIS PHARMA AG

                                       AND

                          CUBIST PHARMACEUTICALS, INC.


                            STOCK PURCHASE AGREEMENT




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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made as of the ____ day of February, 1999, by and between Novartis Pharma AG ("Novartis" or the "Investor"), a corporation organized under the laws of Switzerland, with its principal place of business at Lichtstrasse 35, CH-4002, Basel, Switzerland, and Cubist Pharmaceuticals, Inc., (the "Company"), a Delaware corporation with its principal place of business at 24 Emily Street, Cambridge, Massachusetts 02139, USA.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Purchase and Sale of Common Stock.

     1.1 Sale of the Common Shares. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor, and the Investor will buy from the Company, at the Closing, the Common Stock, par value $.001 per share of the Company (the "Common Stock") for a purchase price of $4,000,000 in cash in U.S. dollars, (the "Aggregate Purchase Price"). The parties agree that Novartis may assign the right and obligation to purchase the Common Stock for the Purchase Price, and all of its other rights and obligations under this Agreement, to an "Affiliate," as defined in Section 10.16 of this Agreement, in which case the term "Investor" shall refer herein to such Affiliate.

     1.2 The Company shall sell and issue to the Investor, and the Investor shall purchase and receive from the Company that number of shares of Common Stock (the "Shares") equal to $4,000,000 divided by the "Share Price." The "Share Price" shall mean 114% of the average closing price per share of the Common Stock, as quoted in The Wall Street Journal, for the 10 consecutive trading day period prior to the Closing Date. In the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company prior to the Closing which affects or relates to the Common Stock, the number of Shares and Share Price (but not the Aggregate Purchase Price) shall be adjusted proportionately.

     1.3 Closing. The closing of purchase and sale of the Shares to be sold and purchased hereunder (the "Closing") shall occur at a time mutually agreeable to the parties hereto on the Closing Date (as defined in Section 2.1) at the Company's offices at 24 Emily Street, Cambridge, Massachusetts 02139, USA.


2.   Closing Date, Delivery.

     2.1 Closing Date. The Closing shall be held on the date hereof or such other date as the Company and the Investor may agree upon (the "Closing Date").

     2.2 Delivery. At the Closing, the Company will deliver to the Investor a stock certificate, registered in the Investor's name, representing the Shares, against payment of the Purchase Price by certified or cashier's check payable to the Company, or by wire


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transfer of same day funds per the Company's wiring instructions. The Company will also make all such deliveries as are contemplated by Section 5 of this Agreement.

     2.3 Further Assurances. The Company and the Investor hereby covenant and agree, without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, to sell the Shares and to carry out the other transactions contemplated hereunder. The Company is qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have, or could reasonably be expected to have, a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse Effect"). The Company has delivered to the Investor true, correct and complete copies of the Company's Restated Certificate of Incorporation (the "Certificate") and the Company's By-laws in effect on the date hereof. The Company has not taken any action that conflicts with, constitutes a default under, or results in a violation of, any provision of the Certificate or By-laws.

     3.2 Capitalization and Voting Rights.

         (a) The authorized capital of the Company as of the date hereof consists of:

             (i)  25,000,000 shares of Common Stock

             (ii) 5,000,000 shares of Preferred Stock, $.001 par value per share

         (b) Except as set forth in the Company's Annual Report on Form 10-K for the year ended, December 31, 1998, the Company's Quarterly Reports on Form 10-Q for the periods ended, March 31, 1998, June 30, 1998 and September 30, 1998 , (collectively, the "Company's Public Filings") or in Section 3.2 of the Disclosure Schedule attached hereto as Exhibit A to this Agreement, there are:
(i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any shares of its capital stock or any other securities of the Company; (ii) no restrictions on the transfer of capital stock of the Company imposed by the Certificate or By-laws of the Company, or any agreement to which the Company is a party, any order of any court or any governmental agency to which the Company is subject, or any statute other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting rights for any of the Company's capital stock; (iv) no registration rights under the Securities Act of 1933, as amended (the


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"Securities Act") with respect to shares of the Company's capital stock; and (v)
to the Company's knowledge and belief, no options or other rights to purchase shares of capital stock from shareholders of the Company granted by such shareholders. The Company has reserved up to 3,000,000 shares of its Common
Stock for the issuance of Common Stock pursuant to the exercise of outstanding options and warrants or options to be granted in the future under its Amended and Restated 1993 Stock Option Plan and up to 250,000 shares of its Common Stock for the issuance of Common Stock under its 1997 Employee Stock Purchase Plan.

         (c) Except as set forth in the Company's Public Filings or in Section
3.2 of the Disclosure Schedule, the Company is not a party to or is not subject to any agreement or understanding relating to, and to the Company's knowledge there is no agreement or understanding between any persons and/or entities which affects or relates to, the voting of shares of capital stock of the Company or the giving of written consents by a shareholder or director of the Company.

         (d) The outstanding shares of Common Stock are all duly authorized, validly issued and outstanding, fully paid and nonassessable, and were issued in compliance with all applicable laws.

     3.3 Subsidiaries. Except as set forth in the Company's Public Filings or in
Section 3.3 of the Disclosure Schedule, the Company has never owned and does not presently own or control, directly or indirectly, any other corporation, association, or other business entity and has never owned or controlled and does not currently own or control, directly or indirectly, any capital stock or other ownership interest, directly or indirectly, in any corporation, association, partnership, trust, joint venture or other entity. The Company does not have any subsidiaries.

     3.4 Authorization. All corporate action on the part of the Company and its shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares to be sold hereunder, has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights.

     3.5 No Conflict. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company, do not and will not:

         (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, the violation of which would have a Material Adverse Effect;

         (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any material agreement,


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document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound (ii) the Company's Certificate, or (iii) the By-laws of the Company; or

         (c) result in the creation of any Encumbrance, as defined in Section
10.16 of this Agreement, upon any of the Shares or on any of the properties or assets of the Company.

     3.6 Valid Issuance of the Shares. When issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, the Shares will be validly issued and outstanding, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company.

     3.7 Indebtedness and Contractual Liabilities. Except as set forth in the Company's Public Filings or Section 3.7 of the Disclosure Schedule, the Company has not incurred any unpaid indebtedness for money borrowed or any other contractual liabilities in excess of $500,000 individually, or $1,000,000 in the aggregate.

     3.8 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Agreement, other than any filings pursuant to any federal or state securities laws or any filing pursuant to the Hart-Scott-Rodino Premerger Notification Act ("HSR Act"), if applicable.

     3.9 Litigation. Except as set forth in Section 3.9 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened in writing or orally (which oral threat is non-frivolous) against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which reasonably would be expected to have, either individually or in the aggregate, a Material Adverse Effect, or result in any change in the current equity ownership of the Company.. To the Company's knowledge, there are no legal actions or investigations pending or threatened involving the employment by or with the Company of any of the Company's current or former employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or alleging a violation of any federal, state or local statute or common law relationship with the Company. The Company is not a party to any order, writ, injunction, judgment or decree of any court.

     3.10 Employees and Consultants. Except as set forth in Section 3.10 of the Disclosure Schedule:

         (a) To the Company's knowledge, none of its employees is obligated under any contract (including licenses, covenants or contracts of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or


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that would conflict with the Company's business as proposed to be conducted.
Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any of such employees is now obligated.

         (b) Each employee of, or consultant to, the Company, who has or is proposed to have access to confidential or proprietary information of the Company, is a signatory to, and is bound by, an agreement with the Company relating to noncompetition, nondisclosure, proprietary information and assignment of patent, copyright and other intellectual property rights.

         (c) No employee of, or consultant to, the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement with the Company including, but not limited to, those matters relating to (i) the relationship of any such employee with the Company or to any other party as a result of the nature of the Company's business as currently conducted, or (ii) unfair competition, trade secrets or proprietary information.

     3.11 Patents and Trademarks. Except as set forth in the Company's Public Filings or in Section 3.11 of the Disclosure Schedule, there are no outstanding options, licenses, or agreements of any kind relating to the Company's patents, service marks, trademarks, copyrights, trade secrets, proprietary rights or other intellectual property (hereinafter collectively the "Intellectual Property"); nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the Intellectual Property of any other person or entity. To the best of the Company's knowledge, except as set forth in the Company's Public Filings, all of its Intellectual Property was validly obtained and free from any impediments, including but not limited to patent invalidity or unenforceability.

     3.12 Compliance with Other Instruments. The Company is not in violation or default of any provisions of the Certificate or the Company's By-laws or of any instrument, judgment, order, writ or decree to which the Company is a party or in which the Company is specifically named.

     3.13 Agreements; Action.

         (a) Except for agreements explicitly contemplated hereby and as set forth in the Company's Public Filings or in Section 3.13(a) of the Disclosure Schedule, there are no agreements, understandings, transactions or proposed transactions between the Company and any of its officers, directors, or Affiliates, or any Affiliate thereof of a nature required to be disclosed pursuant to the provisions of Regulation S-K, and none of any such individuals or entities has any interest in any party to any such agreement, understanding, transaction or proposed transaction.


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         (b) Except as set forth in the Company's Public Filings or in Section
3.13(b) of the Disclosure Schedule, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any Person, other than ordinary advances to employees for travel expenses, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

         (c) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other laws of the United States or any other jurisdiction.

         (d) The Company is in compliance with all obligations, agreements and conditions contained in any evidence of indebtedness or any loan agreement or other contract or agreement (whether or not relating to indebtedness) to which the Company is a party or is subject (collectively, the "Obligations"), the lack of compliance with which could afford to any person the right to (i) accelerate any indebtedness or (ii) terminate any right or agreement of the Company, the termination of which would have a Material Adverse Effect. To the best of the Company's knowledge and belief, all other parties to such Obligations are in compliance with the terms and conditions of such Obligations.

     3.14 Registration Rights. Except as provided in the Company's Public Filings or in Section 3.14 of the Disclosure Schedule, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     3.15 Title to Property and Assets. The Company has good, legal and merchantable title to all of its assets, including all properties and assets reflected on its September 30, 1998 Balance Sheet, free and clear of all liens, claims, restrictions or encumbrances, except those assets disposed of since the date of such Balance Sheet in the ordinary course of business, none of which either alone or in the aggregate are material, either in nature or amount, to the business of the Company. All machinery and equipment included in such properties which are material to the business of the Company are in good condition and repair, and each lease of real or personal property to which the Company is a party is fully effective, affords the Company peaceful and undisturbed possession of the subject matter of the lease, and is free of any liens, claims, restrictions or encumbrances. Each such lease constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto. Except as provided in the 10-K or in
Section 3.15 of the Disclosure Schedule, with respect to the property and assets it leases, the Company is in all respects in compliance with such leases, has not received notice of any allegations that it is in default thereunder in any respect and holds a valid leasehold interest free of any Encumbrances.

     3.16 Financial Statements. The Company has delivered to the Investor (i) the 10-K containing its audited financial statements (Balance Sheets, Statements of


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Operations, Statements of Shareholder's Equity and Statements of Cash Flow) at
December 31, 1997 and 1996 and for the fiscal years then ended (the "Audited Financial Statements"); and (ii) the 10-Qs containing unaudited financial statements (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles and practices as in effect from time to time and applied on a consistent basis throughout the periods indicated ("GAAP") and fairly present the financial condition and consistent operating results of the Company as of the dates, and for the periods, indicated therein. Since September 30, 1998, the Company has conducted its business in the ordinary course, and there has not been any material adverse change in the financial condition or operations of the Company. Except as set forth in the Financial Statements and in the material agreements listed in Section 3.16 of the Disclosure Schedule, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and consistently applies and will continue to maintain and consistently apply a standard system of accounting established and administered in accordance with GAAP.

     Since October 25, 1996, the Company has filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC ("Company SEC Documents"). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and no Company SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.17 Employee Benefit Plans. Except as set forth in Section 3.17 of the Disclosure Schedule, there are no "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") maintained by the Company or any stock purchase plan, stock option plan, fringe benefit plan, bonus plan or any other deferred compensation agreement, plan, practice or pending


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arrangement sponsored, maintained or to which contributions are made by the
Company or any Subsidiary by or on behalf of current or former employees of the Company, their dependents or any other party.

     3.18 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required, and within the time prescribed by law, including without limitation, all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns, payroll tax returns and other tax returns or reports required to be filed by it. These returns and reports are true and correct in all material respects. The Company has paid or made provision for the payment of all accrued and unpaid taxes and other charges to which the Company is subject and which are not currently due and payable. The federal income tax returns of the Company have never been audited by the Internal Revenue Service, and the Company has not agreed to an extension of the statute of limitations with respect to any of its tax years. To the best of the Company's knowledge, neither the Internal Revenue Service nor any other taxing authority is now asserting, nor is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith; nor does such deficiency or claim or basis for such deficiency or claim exist. The Company has not made any elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a Material Adverse Effect.

     3.19 Insurance. The Company has in full force and effect fire, casualty and liability insurance policies, with coverage, in the case of property insurance, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and in the case of casualty and liability insurance, in amounts customary and adequate for businesses similar to the business of the Company.

     3.20 Labor Agreements and Actions. The Company does not have any collective bargaining agreements covering any of its employees, nor is the Company bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect (as the Company's business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intend to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

     3.21 Real Property Holding Corporation. The Company is not, and has not been at any time, a United States real property holding corporation as defined in Section 897 of the Code.

     3.22 Offering. Subject to the accuracy of the Investor's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares to be issued in


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conformity with the terms of this Agreement constitute transactions which are:
(i) in full compliance with all applicable laws of the United States; and (ii) exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements, other than those with which the Company has complied or will comply prior to the Closing.

     3.23 Environmental Matters.

         (a) The Company is not in violation of any Environmental Law (as hereinafter defined) and, to its knowledge, no material expenditures are or will be required in order to comply with any Environmental Law. As used in this Agreement, "Environmental Law" shall mean any applicable federal, state and local law, ordinance, rule or regulation that regulates, fixes liability for, or otherwise relates to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), treatment, storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, actual Release (as hereinafter defined) or threatened Release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent.

         (b) The Company has not used, generated, manufactured, refined, treated, transported, stored, handled, disposed, transferred, produced, processed or released (hereinafter together defined as "Release") any Hazardous Materials (as hereinafter defined) on, from or affecting any Property (as hereinafter defined) in any manner or by any means in violation of any Environmental Laws and to the best of the Company's knowledge and belief after due investigation, there is no threat of such Release. As used herein, the term "Property" shall include, without limitation, land, buildings and laboratory facilities owned or leased by the Company or as to which the Company now has any duties, responsibilities (for cleanup, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Company may have such duties, responsibilities or liabilities because of past acts or omissions of the Company or its predecessors, if any, or because the Company or its predecessors, if any, in the past was such an owner or operator of, or bore some other relationship with, such land, buildings or laboratory facilities. The term "Hazardous Materials" shall include, without limitation, any flammable explosives, petroleum products, petroleum by-products, radioactive materials, hazardous wastes, hazardous substances, toxic substances or related materials as defined by Environmental Laws.

         (c) The Company has not received written notice that the Company is a party potentially responsible for costs incurred at a cleanup site or corrective action under any Environmental Laws. The Company has not received any written requests for information in connection with any inquiry by any Governmental Authority (as hereinafter defined) concerning disposal sites or other environmental matters. As used herein, "Governmental Authority" shall mean any nation or government, any federal, state, municipal, local, provincial, regional or other political subdivision thereof, and any entity or person exercising executive, legislative, judicial regulatory or administrative functions of or pertaining to government.


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         (d) The shareholders of the Company have had no control over, or authority with respect to, the waste disposal operations of the Company.

     3.24 Securities Laws. Neither the Company nor anyone acting on its behalf has offered securities of the Company for sale to, or solicited any offers to buy the same from, or sold securities of the Company to, any Person, in any case so as to subject the Company, its promoter, directors or officers to any liability under the Securities Act, the Securities Exchange Act, or any state securities or blue sky law (collectively, the "Securities Laws"), or any other applicable laws.

     3.25 Licenses and Other Rights; Compliance with Laws. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its business as presently conducted and is in compliance in all material respects thereunder. The Company and each Subsidiary are in compliance in all material respects with all laws and governmental rules and regulations applicable to their businesses, properties and assets, and to the products and services sold by them, including, without limitation, all such rules, laws and regulations relating to fair employment practices, occupational safety and health and public safety, except where the failure to comply would not have a Material Adverse Effect. The Company is in compliance with the applicable provisions, if any, of the Clinical Laboratories Improvement Act of 1967, as amended.

     3.26 Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to the Investor contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of the Investor. Novartis hereby represents and warrants the following:

     4.1 Organization, Good Standing, Authorization, Governmental Consents and Compliance with Other Instruments. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Switzerland. The Investor has all requisite corporate power and authority to carry out the transactions contemplated hereunder. All corporate action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement, except as may be required by the HSR Act. The execution, delivery and performance of this Agreement and


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the consummation of the transactions contemplated hereby will not (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, order, judgment or decree of any court, administrative agency or other governmental body, the violation of which would have a material adverse effect on the consummation of the transactions contemplated hereby, or (b) result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the Investor's corporate charter or By-laws or any instrument, judgment, order, writ, decree or contract to which the Investor is a party or by which it is bound.

     4.2 Purchase Entirely for Own Account. By the Investor's execution of this Agreement, the Investor hereby confirms that the Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation, or otherwise distributing the Shares. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

     4.3 Investment Experience and Accredited Investor Status. The Investor either (i) is an accredited investor (as defined in Regulation D promulgated under the Securities Act) or (ii) is not a United States Person as that term is defined in Regulation S of the Securities Act, as amended and is not acquiring the Shares for the account or benefit of any United States Person. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares hereunder.

     4.4 Restricted Securities. The Investor understands that the Shares, when issued, will be restricted securities under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     4.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further represents, warrants and agrees that it will not make any disposition of all or any portion of the Shares, except to an Affiliate, unless:

         (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

         (b) The disposition is made pursuant to Rule 144 or similar provisions of federal securities laws as in effect from time to time; or

         (c) (i) the Investor shall have notified the Company of the proposed disposition; and (ii) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Securities Act.

     4.6 Legends. It is understood that the certificates evidencing the Shares will bear the following legends:

         (a) These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.

         (b) Any legend required by applicable state securities laws.

5. Conditions to Closing of Investor. The Investor's obligation to purchase the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions:

     5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date, except that:

         (a) there shall be delivered at the Closing a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.2(a) but substituting the then current numbers of shares for the numbers of shares set forth in Section 3.2(a); and

         (b) there shall be delivered at the Closing a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.16, but substituting the most recent financial statements then available (which shall have been delivered to the Investor at least three business days prior to such Closing) for the financial statements referred to in
Section 3.16.

     5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained, and all documents incidental thereto shall be satisfactory to the Investor and its counsel, and the Investor and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor or its counsel may reasonably have requested in connection with such transactions.

     5.3 Compliance Certificate. The Company shall have delivered to the Investor a certificate of the Company in the form of Exhibit B hereto, executed by the

President and Chief Executive Officer of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.4 Legal Opinion. All legal matters incident to the purchase of the Shares shall be satisfactory to the Investor's counsel and the Investor shall have received from Bingham Dana LLP, counsel for the Company, such firm's opinion addressed to the Investor and dated the date of the Closing, in the form of Exhibit C, hereto.

     5.5 Certification of Resolutions and Officers. The Company shall have delivered to the Investor a certificate or certificates, dated the date of the Closing, of the Secretary of the Corporation certifying as to (a) the resolutions of the Company's Board of Directors (and the vote of the shareholders, if necessary) authorizing the execution and delivery of this Agreement, the issuance to the Investor of the Shares, the execution and delivery of such other documents and instruments as may be required by this Agreement, and the consummation of the transactions contemplated hereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of said date, (b) the name and the signature of the officers of the Company authorized to sign, as appropriate, this Agreement and the other documents and certificates to be delivered pursuant to this Agreement by either the Company or any of its officers, and (c) a specimen certificate representing the Shares.

     5.6 Organizational Documents. The Company shall have delivered to the Investor a copy of (i) the certificates of incorporation for the Company, certified by the secretary of state of the jurisdiction in which each such entity is incorporated or organized, as of a date not earlier than five business days prior to the Closing Date and accompanied by a certificate of the Secretary or Assistant Secretary of each such entity, dated as of the Closing Date, stating that no amendments have been made to such certificate of incorporation (or similar organizational documents) since such date, and (ii) the By-laws (or similar organizational documents) of the Company, certified by the Secretary or Assistant Secretary of each such entity.

     5.7 Certification of No Material Adverse Change. The Company shall have delivered to the Investor a certificate, dated the date of the Closing, of the Chief Financial Officer of the Corporation, certifying that since September 30, 1998, there has not been any material adverse change in the financial condition or operations of the Company, and that except to the extent reflected in the Financial Statements referred to in Section 3.16 (or in such later audited financial statements, as the case may be), and except for liabilities arising in the ordinary course of business (none of which liabilities either alone or in the aggregate are material either in nature or amount to the business of the Company), the Company has no material accrued or contingent liabilities which are not specifically described in such Financial Statements.

     5.8 Good Standing Certificates. At the Closing, the Company shall have delivered to the Investor good standing certificates issued with respect to the Company issued by the Secretary of State (or other applicable Governmental Authority) of the relevant entity's state of incorporation or organization.

6. Conditions to Closing of the Company. The Company's obligation to sell the Shares at the Closing is subject to the fulfillment as of the date of the following condition:

     6.1 Representations and Warranties Correct. The representations and warranties made by the Investor in Section 4 hereof shall be true and correct in all material respects as of the date of the Closing with the same force and effect of though such representations and warranties had been made on such Date.

7. Mutual Conditions of Closing. The obligations of each of the Investor and the Company to consummate the Closing are subject to the fulfillment as of the Closing Date of the following conditions:

     7.1 Qualifications. All consents, permits, approvals, qualifications and registrations to be obtained or effected with any governmental authority, including, without limitation, necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Shares, shall have been obtained or effected, and any filings required under the HSR Act shall have been made and the required waiting period shall have elapsed.

     7.2 Absence of Litigation. There shall be no injunction, actions, suits, proceeding or investigations pending or currently threatened against the Company or the Investor which questions the validity of this Agreement or the right of the Company or the Investor to enter into it, or to consummate the transactions contemplated hereby.

     7.3 Collaborative Research and Development Agreement. The Company and the Investor shall have entered into the Collaborative Research and Development Agreement in the form of Exhibit D hereto, (the "Development Agreement").

8. Additional Covenants and Agreements.

     8.1 Inspection of Books and Records. The Company shall permit the Investor from time to time, at the Investor's expense, to visit and inspect the Company's properties and to discuss the Company's affairs, finances and accounts with its officers, all at such mutually agreed upon times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 8.1 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

     8.2 HSR Filing. The parties shall each take any and all actions reasonably necessary to effect any appropriate filings required under the HSR Act as promptly as possible.

     8.3 Listing Requirements. The Company shall take all actions reasonably necessary to remain listed on the NASDAQ or the New York Stock Exchange.

9. Registration Rights; Compliance with the Act. The Company covenants and agrees as follows:

     9.1 Definitions. For purposes of this Section 9:

         (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

         (b) The term "Registrable Securities" means (1) the Shares and (2) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Shares, excluding in all cases, however, (i) any Registrable Securities after they have been sold in a transaction in which registration rights are not assigned, (ii) any Registrable Securities sold (other than any sale to an Affiliate of the Investor) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (iii) any Shares eligible for sale pursuant to Rule 144(k) under the Securities Act.

         (c) The term "Holder" means any person owning or having the right to registration of Registrable Securities hereunder; and

         (d) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     9.2 Form S-3 Registration. At any time after six months after the Closing Date, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any successor short-form registration promulgated by the SEC), subject to the provisions of this Section 9.2, the Company will, upon written demand of the Investor, promptly file with the SEC a registration under the Securities Act on Form S-3, including a Form S-3 shelf registration (each an "Initial Shelf Registration"), of all or such portion of the Registrable Securities as the Investor (or other Holder(s)) shall specify by written notice given to the Company; provided, however, that the market value of the Registrable Securities to be included in any such registration shall be estimated to be at least $1,000,000 at the time of filing of such registration statement, and provided further that the Company shall not be required to effect more than three such registrations pursuant to this Section 9.2. The Company shall use commercially reasonable efforts to cause each Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing (the "Effectiveness Date") and shall keep each Initial Shelf Registration continuously effective under the Securities Act during the period (the "Effectiveness Period") ending upon the earlier to occur of (i) the sale of all Registrable Securities covered by such Initial Shelf Registration or any Subsequent Shelf Registration (as defined herein) in the manner set forth and as contemplated in such Initial Shelf Registration, (ii) the Investor's ability to sell all Registrable Securities cover by such Initial Shelf Registration, without volume limitation, under Rule 144(k) of the Securities Act and (iii) two years from the Effectiveness Date for such Initial Shelf Registration. Thereafter, the Company shall be entitled to withdraw the Initial Shelf Registration and the Holders shall have no further right to offer or sell any of the Registrable Shares pursuant to such Shelf Registration Statement (or any prospectus relating thereto). In addition, the Company shall not be obligated to provide the Investor with an underwritten public offering of the Registrable Shares.

         (a) In case the Company shall receive from the Investor a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, the Company will:

             (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all Holders;

             (ii) use its best efforts to effect such registration on or prior to the second anniversary of the date of this Agreement;

             (iii) as soon as practicable, effect all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 9.2: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters discounts or commissions) of less than $1,000,000; or (3) if the Company shall furnish to the Holders a certificate signed by the President and Chef Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 9.2; provided, however, that the Company shall have this right to defer the filing of the Form S-3 registration statement only once in connection with any written request of the Holder or Holders; and

             (iv) All expenses incurred in connection with the registrations, qualifications and compliance requested pursuant to Section 9.2, (exclusive of underwriting discounts and commissions and any fees and expenses of a special counsel to a Holder) shall be paid by the Company.

             (v) Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (A) that continued use by the Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the

Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (B) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (C) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 90 days after delivery by the Company of the certificate referred to above in this Section 9.2(v). During the Suspension Period, none of the Holders shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). Notwithstanding the foregoing, the Company shall not be entitled to suspend the right of Holders to use the Registration Statement (and the prospectus relating thereto) for more than 90 days in the aggregate in any consecutive twelve-month period during the term of this Agreement.

             (b) If any Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities covered by such Initial Shelf Registration (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for the remainder of the Effectiveness Period. As used herein, the term "Shelf Registration" means any Initial Shelf Registration and any Subsequent Shelf Registration.

     9.3 Company Registration. If at any time (but without any obligation hereunder to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder(s)) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than (i) a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards approved by the Board of Directors of the Company, (ii) a registration on Form S-4 or any similar successor form, (iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after giving of such notice by the Company in accordance with Section 10.10, the Company shall, subject to the provisions of Section 9.4, cause to be registered under the Securities Act the Registrable Securities that each such Holder has requested to be registered. All expenses incurred in connection with the inclusion of the Holder's Registrable Securities in the Company's underwritten offering pursuant to this Section 9.3 shall be borne by the Company. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 9.3 if,
(i) a registration statement on Form S-3 covering the Registrable Securities is in effect, (ii) the managing underwriter advises that, in its sole discretion, inclusion of the Registrable Securities would adversely affect the marketing of or the price to be received by the Company in the offering, or (iii) at the time such registration would otherwise be required, the Registrable Securities requested to be registered may then be sold pursuant to Rule 144(k) of the Securities Act; provided, however, that if the managing underwriter determines that the total amount of Registrable Securities requested by the Holders to be included in such offering exceeds the amount of securities of such Holders that the managing underwriter determines in its sole discretion is compatible with the success of the offering, then, notwithstanding anything in Section 9 to the contrary, the Company shall only be required to include in such registration that number of shares of Common Stock which the Company is so advised can be sold in such offering, in accordance with the following priorities, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company (if such registration is a public offering for the benefit of a Company) or any stockholders of the Company (other than the Investor) that have exercised demand registration rights (if such registration is a demand registration), in accordance with the priorities, if any, then existing among the Company or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

     9.4 Obligations of the Company. Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities sought to be included therein and use its best efforts to cause such registration statement to become effective as promptly as practicable.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities

Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 9 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

         (f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     9.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall afford the Investor with the opportunity to participate in the drafting of the registration statement and the documentation relating thereto.

     9.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 9:

         (a) The Company will indemnify and hold harmless each Holder registering Registrable Securities for resale, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act, against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under any Securities Laws including, without limitation, the Securities Act, or any other statute or common law of the United States of America or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by the Investor in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Securities Exchange Act or any state Securities Law; or other applicable laws of any jurisdiction relating to any actual or alleged action or inaction required of the Company in connection with such offering; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, provided, however, that the indemnity agreement contained in this Section 9.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 9.6(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 9.6(b) exceed the gross proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section
9.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.6.

         (d) The obligations of the Company and Holders under this Section 9.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9 and otherwise.

         (e) Notwithstanding anything in this Section 9 to the contrary, if, in connection with an underwritten public offering, the Company, the Investor and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 9.6 shall be deemed inoperative for purposes of such offering.

     9.7 Reports Under Securities Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

         (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

         (b) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Securities Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any such securities without registration or pursuant to such form.

     9.8 Amendment of Registration Rights. Notwithstanding the extent to which any provision of Section 9 may be amended or waived with respect to any other

Holder, no provision of Section 9 may be amended or waived with respect to the Investor, without the express written consent of the Investor.

     9.9 Transfer of Registration Rights. None of the rights of the Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit E hereto. For purposes of this Section 9, the term "Qualifying Holder" shall mean, with respect to the Investor, (i) any corporation, partnership, controlling, controlled by, or under common control with, the Investor, or (iii) any other direct transferee from the Investor of at least 25% of the Shares. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (other than an Affiliate) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144 of the Securities Act without limitation as to volume within 90 days or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

     9.10 Lock-Up Agreement. Each Holder which holds or owns (at the time of the written request of the Company or managing underwriter referred to below in this
Section 9.11 or at any time during the 90 day period commencing on the effective date of the registration statement relating to such underwritten public offering of the Company's securities) of record or beneficially (within the meaning of
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) shares of Common Stock of the Company hereby agrees that, at the written request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such Investor shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights (other than "piggy-back" registration rights pursuant to Section 9.3) with respect to, any shares of Common Stock during the 90 day period commencing on the effective date of the registration statement relating to such underwritten public offering of the Company's securities. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the shares of Common Stock of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period, and the Investors agree to enter into a customary agreement with the underwriters of such offering reflecting the lock-up agreement set forth herein.


10.  Miscellaneous.

     10.1 Survival of Warranties. The warranties and representations of the Company and the Investor contained in this Agreement (except for those contained in Section 3.22 but including those contained in the opinion and certificates delivered pursuant to Section 5 hereof) shall survive until the second anniversary of the Closing Date. The representations and warranties of the Company set forth in Section 3.22 shall survive indefinitely until, by their respective terms, they are no longer operative.

     10.2 Indemnification. The Company shall indemnify, defend and hold the Investor and the Investor's directors, officers, employees, agents and affiliates harmless against any and all liabilities, losses, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the Company contained herein, including, but not limited to, all statements, representations, warranties or covenants concerning environmental matters. The foregoing indemnification shall survive the termination of this Agreement for any reason; provided that the indemnification provisions with respect to statements, representations and warranties shall only survive until the third anniversary of the Closing Date.

     10.3 Remedies. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     10.4 Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement and the rights and duties of the Company set forth herein may be freely assigned, in whole or in part, upon the written consent of the Investor, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, the Company may assign this Agreement, and the rights and the duties of the Company set forth herein, to an entity or person which purchases all or substantially all of its assets or voting securities, so long as the successor agrees in writing to be bound by all of the terms of this Agreement.

     10.5 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto; provided, however, that this Agreement is not intended to supersede the Development Agreement of even date herewith between the Company and the Investor.

     10.6 Governing Law and Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York (without regard to the conflict of law principles thereof). Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional purposes, in the Supreme Court of the State of New York.

     10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.9 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     10.10 Notices. Unless otherwise provided, all notices, requests, consents and other communications hereunder to any party shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or duly sent by first class registered or certified mail, or other courier service, postage prepaid, or telecopied with a confirmation copy by regular mail, and addressed or telecopied to the party to be notified at the address or telecopier number indicated for such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressees to the addressor listing all parties:


         To the Company:            Cubist Pharmaceuticals, Inc.
                                    24 Emily Street
                                    Cambridge, Massachusetts 02139
                                    Attention: Thomas A. Shea
                                    Fax: 617-576-0232

         With a copy (which         Bingham Dana, LLP
         shall not constitute       150 Federal Street
         notice) to:                Boston, Massachusetts  02110
                                    Attention: Julio E. Vega, Esq.
                                    Fax: 617-951-8736

         To the Investor:           Novartis Pharma AG
                                    Lichtstrasse 35
                                    CH-4002 Basel
                                    Switzerland
                                    Attention: Joseph E. Mamie
                                    Fax: 41 61 324 23 22

         With a copy to:            Jeff Benjamin, Esq.
                                    Vice President and Associate General Counsel
                                    Novartis Corporation
                                    564 Morris Avenue
                                    Summit, New Jersey  07901
                                    Fax: (908)522-6799

     All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh business day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

     10.11 Finder's Fee. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     10.12 Expenses. Each party shall pay its own fees and expenses with respect to this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.13 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the party to be charged.

     10.14 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, in any jurisdiction, such provision shall be ineffective, as to such jurisdiction, and the balance of the Agreement shall be interpreted as if such provision were so excluded, without invalidating the remaining provisions of this Agreement; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.15 Confidentiality and Publicity. Neither the Company nor the Investor will disclose to any person (other than its attorneys, accountants, employees, officers, and directors) the existence or terms of this Agreement or any of the transactions contemplated hereby without the prior written consent of the other party, except as may, in the reasonable opinion of such party's counsel, be required by law (in which event the disclosing party will first consult with the other party with respect to such disclosure). If the Company is required to provide a copy of this Agreement or any related document to any third party, the Company shall ensure that such document is redacted, to the extent permitted by law, to eliminate all confidential information. The Investor shall have the right to review and approve each such document prior to its submission to a third party. A period of ten business days will be provided for such review unless not permitted by law, in which case the maximum period allowable up to ten business days shall be provided. The

Company and the Investor will consult and reach agreement with one another as to the form and substance of any press release or any other public disclosure of the existence or terms of this Agreement or the transactions contemplated hereby prior to issuing any such press release or making any such public disclosure.

     10.16 Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

         "Aggregate Purchase Price" has the meaning specified in Section 1.1.

         "Audited Financial Statements" has the meaning specified in Section
3.16.

         "Certificate" has the meaning specified in Section 3.1.

         "Closing" has the meaning specified in Section 1.3.

         "Closing Date" has the meaning specified in Section 2.1.

         "Code" has the meaning specified in Section 3.17.

         "Common Stock" has the meaning specified in Section 1.1.

         "Company" has the meaning specified in the Introduction to this Agreement.

         "Company Public Filings" has the meaning specified in Section 3.2(b).

         "Company SEC documents" has the meaning specified in Section 3.16.

         "Development Agreement" has the meaning specified in Section 7.3.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as Exhibit A, dated as of the date hereof, and forming a part of this Agreement.

         "Effectiveness Date" has the meaning specified in Section 9.2.

         "Effectiveness Period" has the meaning specified in Section 9.2.

         "Encumbrance(s)" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

         "Environmental Law" has the meaning specified in Section 3.23(a).

         "ERISA" has the meaning specified in Section 3.17.

         "Financial Statements" has the meaning specified in Section 3.16.

         "Form S-3" has the meaning specified in Section 9.1(d).

         "GAAP" has the meaning specified in Section 3.16.

         "Governmental Authority" has the meaning specified in Section 3.23(c).

         "Hazardous Materials" has the meaning specified in Section 3.23(b).

         "Holder" has the meaning specified in Section 9.1(c).

         "HSR Act" has the meaning specified in Section 3.8.

         "Initial Shelf Registration" has the meaning specified in Section 9.2.

         "Intellectual Property" has the meaning specified in Section 3.11.

         "Investor" has the meaning specified in the Introduction to this Agreement.

         "Material Adverse Effect" has the meaning specified in Section 3.1.

         "Novartis" has the meaning specified in the Introduction to this Agreement.

         "Obligations" has the meaning specified in Section 3.13(d).

         "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act.

         "Property" has the meaning specified in Section 3.23(b).

         "Purchase Price" has the meaning specified in Section 1.1.

         "Qualifying Holder" has the meaning specified in Section 9.9.

         "register, registered and registration" have the meaning specified in
Section 9.1(a).

         "Release" has the meaning specified in Section 3.23(b).

         "Savings Plan" has the meaning specified in Section 3.17.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" has the meaning specified in Section 3.2(b).

         "Securities Exchange Act" has the meaning specified in Section 3.16.

         "Securities Laws" has the meaning specified in Section 3.24.

         "Shares" has the meaning specified in Section 1.2.

         "Share Price" has the meaning specified in Section 1.2.

         "Shelf Registration" has the meaning specified in Section 9.2(b).

         "Subsequent Shelf Registration" has the meaning specified in Section 9.2(b).

         "Violation" has the meaning specified in Section 9.6(a).

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                            NOVARTIS PHARMA AG


                                            By:    /s/ J. Mamie
                                                   -----------------------------
                                            Name:  J. Mamie
                                            Title: Pharma Finance


                                            By:    /s/ Dr. A. Egloff
                                                   -----------------------------
                                            Name:  Dr. A. Egloff
                                            Title: Senior Legal Counsel


                                            CUBIST PHARMACEUTICALS, INC.


                                            By:    /s/ Scott M. Rocklage
                                                   -----------------------------
                                            Name:  Scott M. Rocklage, Ph.D
                                            Title: President & CEO

                                                                       Exhibit E
                                                                       ---------

                             Instrument of Adherence
                             -----------------------

     Reference is made to that certain Stock Purchase Agreement dated as of February __, 1999, a copy of which is attached hereto (as amended and in effect from time to time, the "Stock Purchase Agreement"), among CUBIST PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and Novartis Pharma AG, a corporation organized under the laws of Switzerland (the "Investor"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Stock Purchase Agreement.

     The undersigned, ___________________, in connection with its purchase of _______ shares of Common Stock (the "Acquired Securities"), hereby agrees that,
(i) the undersigned will become [a Holder/an Investor] party to the Stock Purchase Agreement and will be entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in
Section 9 of the Stock Purchase Agreement that are applicable to [the Investor/a Holder], and (ii) all of the Acquired Securities will be entitled to all of the benefits, and subject to all of the obligations, restrictions, limitations, provisions and conditions, under Section 9 of the Stock Purchase Agreement. This Instrument of Adherence shall take effect and shall become a part of the Stock Purchase Agreement immediately upon execution.

     Executed as of the date set forth below under the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state.



                              Signature: _________________________

                              Address:   _________________________

                                         _________________________

                                         _________________________

                              Date: ______________________________


Accepted:

CUBIST PHARMACEUTICALS, INC.


By: __________________________________________

Name:

Title:

Date:_____________________